EXHIBIT 10.29


                           ACCOUNT OPENING AGREEMENT
                        FOR AN ASSET LINKED TIME DEPOSIT

This ACCOUNT OPENING AGREEMENT dated as of July 18, 2000 (the "Agreement"), is made between Panamerican Beverages, Inc. (the "Depositor"), and Citibank, N.A., New York Branch (the "Bank"). The terms of each Deposit made hereunder shall be governed by this Agreement and a written confirmation
("Confirmation") relating thereto.

SECTION 1. Deposits. (a) The Depositor may from time to time make US Dollar time deposits with the Bank (each a "Deposit"), which are repayable in US Dollars; provided, however that if one or more Risk Events occurs or is continuing within a selected foreign jurisdiction (the "Reference Jurisdiction"), on any day during the Risk Event Determination Period (as defined in each Confirmation) the Deposit shall be repayable as set forth in the relevant Confirmation. Promptly following the date on which the Depositor agrees with the Bank to make or renew a Deposit (the "Transaction Date"), the Bank shall send a Confirmation to the Depositor completed to reflect the terms of such Deposit.

(b) Each Confirmation shall set forth, among other things, (a) the Transaction Date, (b) US Dollar amount of the Deposit (the "Deposit Amount"), (c) the date by which the Depositor shall deposit the Deposit Amount with the Bank (the "Final Placement Date"), (d) the date on which the Deposit matures (the "Maturity Date"), (e) the rate of interest, if any, which will accrue on the Deposit Amount (the "Interest Rate"), (f) the amount of principal and interest the Depositor shall be entitled to receive from the Bank after the maturity of the Deposit (the "Repayment Amount"), (g) the date on which the Repayment Amount is to be paid to the Depositor (the "Final Payment Date"), (h) the Reference Currency, and (i) the Risk Events and the Early Termination Events, if any. Unless the Depositor, by notice to the Bank given within two Business Days after the receipt of such Confirmation, objects to the Confirmation such Confirmation shall be conclusive and binding on the parties, absent manifest error.

(c) On or prior to the Final Placement Date, the Depositor shall deposit the Deposit Amount with the Bank and the Bank shall credit such amount to the account of the Depositor on the date of such deposit. If the Depositor fails to deposit the Deposit Amount with the Bank on or prior to the Final Placement Date, the Bank shall have no obligation to the Depositor hereunder with respect to such Deposit Amount or any purported Deposit (other than to promptly return the same to the Depositor if and when deposited) and the Depositor shall compensate the Bank for any loss, cost or expense that the Bank determines is attributable to the failure to deposit the Deposit Amount with the Bank by the Final Placement Date.

(d) As used in this Agreement, "Business Day" shall mean a day on which commercial banks are not required or authorized to close in New York, N.Y. and the Reference Jurisdiction.


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THE BANK SHALL BE THE ONLY ENTITY  OBLIGATED TO MAKE PAYMENT TO THE DEPOSITOR IN
ACCORDANCE WITH THE TERMS HEREOF, AND NO OTHER ENTITY, INCLUDING WITHOUT LIMITATION, ANY AND ALL AFFILIATES OF THE BANK OR OTHER BRANCHES OF CITIBANK, N.A. SHALL BE SO OBLIGATED.

SECTION 2. Repayment Amount. Except in the event of renewal of a Deposit or the occurrence of a Risk Event or an Early Termination Event (if applicable)on any day during the Risk Event Determination Period, on the Final Payment Date the Bank shall pay to the Depositor the Repayment Amount.

SECTION 3. Payment of the Repayment Amount. Except in the event of renewal of a Deposit or the occurrence of a Risk Event on any day during the Risk Event Determination Period, on the Final Payment Date the Bank shall wire transfer in immediately available funds the Repayment Amount to a US Dollar account which the Depositor shall have identified to the Bank at least three Business Days prior to the Final Payment Date.

SECTION 4. Payment of the Repayment Amount upon occurrence of a Risk Event. If a Risk Event (as defined in the relevant Confirmation) shall have occurred during the Risk Event Determination Period, then the Bank or a party designated by the Bank shall pay the Depositor, the Repayment Amount in such form and to such account as set forth in the relevant Confirmation. Upon Bank's satisfaction of its obligations to the Depositor pursuant to the terms of the relevant Confirmation, the obligations of the Bank with respect to any such Deposit shall be fully satisfied and discharged.

SECTION 5. Acknowledgments of the Depositor. The Depositor acknowledges, warrants and represents that:

(a) The Depositor (i) is a duly organized and validly existing corporation in good standing under the laws of jurisdiction of its incorporation, (ii) has the power and authority to execute, deliver and perform this Agreement and any relevant Confirmation.

(b) Upon execution of this Agreement and the Confirmation, each such agreement shall constitute a legal, valid and binding obligation of the Depositor enforceable in accordance with its terms.

(c) None of the execution, delivery and performance by the Depositor of this Agreement and the Confirmation and the transactions contemplated thereby will
(i) conflict with any law, statue rule, regulation, order or decree applicable to the Depositor, (ii) will conflict or with or cause Depositor to be in breach of any agreement to which Depositor is a party, nor (iii) will violate any provision of any corporate documents, including the by-laws and articles of incorporation relating to the Depositor or the Borrower.

(d) The Depositor is a sophisticated investor and any Deposit hereunder is a suitable investment consistent with its financial and investment objectives; its financial condition is such that it has no


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need for liquidity with respect to any Deposit and no need to dispose of, or withdraw early, any Deposit or portion thereof to satisfy any existing or contemplated undertaking or indebtedness; and the aggregate amount deposited by the Depositor with the Bank is not disproportionate to its net worth, and that it is able to bear any loss in connection with any Deposit, including the loss of all or any portion of the Deposit Amount with respect to any Deposit hereunder.

(e) In making a Deposit hereunder, it has not relied at all upon any advice, information or recommendation provided by the Bank or any of its affiliates but has independently considered, after consulting with its own legal, investment, accounting, regulatory and tax advisors, the benefits and risks of making a Deposit hereunder.

(f) It is knowledgeable of, or experienced with, the risks of an investment the payment of which is indexed to non-U.S. currencies or assets denominated in non-U.S. currencies, which risks include, but are not limited to, (i) adverse economic, political, legal, accounting and tax matters specific to such foreign jurisdiction, (ii) laws limiting or controlling foreign trade or exchange in such foreign trade or exchange in such foreign jurisdictions (for example, certain foreign jurisdictions have been and may continue to be subject to trade barriers, exchange controls, managed adjustments in relative currency values and other similar measures, and such government intervention may increase risks to investors, including the risk that borrowers may be unable to meet payment obligations on foreign currency-denominated assets or may be legally barred from making payments in foreign currency, (iii) inflation in the relevant foreign jurisdictions, inflation, and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and markets of such jurisdictions), and (iv) high volatility of many emerging markets currencies and interest rates.

(g) It has consulted with its own legal, investment, accounting, regulatory and tax advisors to determine that each Deposit is consistent with any legal investment restrictions applicable to the Depositor. It understands that upon the occurrence of a Risk Event it may become the holder of record of any Reference Obligation relating to any particular Deposit. It has reviewed the terms of such Reference Obligation and (i) understands the risks relating to a Deposit linked to such Obligation, and (ii) represents that it is willing and capable of accepting title to any such Reference Obligation. It is familiar with the respective jurisdictions of the currencies which may affect the occurrence of a Risk Event and the calculation of the Repayment Amount (if any) with respect to any Deposit made hereunder and accepts that the Alternate Obligations Upon the Declaration of a Risk Event, as set forth in the Confirmation, may result in a loss of part or all of the principal and interest payable on the Final Payment Date.

(h) THE DEPOSITOR FULLY UNDERSTANDS THAT THE BANK'S OBLIGATIONS HEREUNDER ARE THE OBLIGATIONS OF CITIBANK, N.A., ONLY AND THAT SUCH OBLIGATIONS ARE NEITHER GUARANTEED BY, NOR THE OBLIGATIONS OF, ANY BRANCH OF CITIBANK, N.A. OR ANY OF ITS AFFILIATES; PROVIDED, HOWEVER, THAT IN CASE OF PAYMENTS IN REFERENCE CURRENCY (IF APPLICABLE), A BRANCH OR AN AFFILIATE OF CITIBANK, N.A. MAY BE OBLIGATED TO MAKE A PAYMENT HEREUNDER. IT FULLY UNDERSTANDS THAT SUCH OBLIGATIONS ARE INSURED BY THE UNITED STATES FEDERAL


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DEPOSIT INSURANCE CORPORATION ONLY UP TO THE AMOUNTS PROVIDED BY LAW AND THAT
SUCH DEPOSITS INVOLVE RISKS INCLUDING POSSIBLE LOSS OF ALL OR A PORTION OF THE DEPOSIT AMOUNT PLUS INTEREST DUE THEREON.

(i) THE DEPOSITOR ALSO ACKNOWLEDGES AND ACCEPTS THAT IF A RISK EVENT SHALL OCCUR OR CONTINUE ON ANY DAY DURING THE RISK EVENT DETERMINATION PERIOD IN LIEU OF THE REPAYMENT AMOUNT, CITIBANK, N.A. SHALL FOLLOW PROCEDURES DESCRIBED IN THE CONFIRMATION UNDER THE SECTION "ALTERNATE OBLIGATIONS UPON OCCURRENCE OF A RISK EVENT."

SECTION 6. Illegality; Impossibility. Except with respect to the provisions of
Section 4, in the event that the Bank shall have determined in good faith that its performance under this Agreement with respect to any Deposit (a) shall have become unlawful on or prior to the Maturity Date in whole or in part as a result of compliance in good faith by the Bank with any applicable law, rule, regulation, judgment, order or directive of any governmental, administrative, legislative or judicial authority or (b) shall, on or prior to the Maturity Date, have become impossible to perform as a result of any cause occurring or condition commencing after the Transaction Date for such Deposit that is beyond the control of the Bank and that did not result from the gross negligence or willful misconduct of the Bank, then the Bank shall give notice thereof to the Depositor, and the Bank and the Depositor shall promptly negotiate in good faith with a view to finding a satisfactory alternative method of payment or performance to avoid such illegality or impossibility on or prior to the Maturity Date. If at the end of a period of 30 days after the giving of such notice (or such shorter period as may end on the Maturity Date) the Bank and the Depositor have not agreed upon such a satisfactory alternative method, either the Bank or the Depositor may terminate the affected Deposit within 30 days thereafter by designating a Business Day on or prior to the Final Payment Date on which the portion of the Deposit Amount with respect to such Deposit shall be withdrawn in US Dollars to the fullest extent it is legally permissible to do so, with interest at a rate determined by the Bank with reference to amounts received by the Bank with respect to funds which are the subject of this Deposit. In the event it becomes illegal under the laws of the Bahamas or otherwise impossible due to events in the Bahamas beyond the Bank's control for the Bank to pay the Repayment Amount on the Final Payment Date (or such other payment date as is specified in this Section 6), such payment obligations shall be suspended until such date as such payment can be made. Upon termination of such suspension, the Repayment Amount shall be paid with interest at a rate determined by the Bank with reference to amounts received by the Bank with respect to funds which are the subject of this Deposit.

SECTION 7. Set-off. Each party to this Agreement agrees that, upon the insolvency of Depositor or any of its Affiliates or the default of Depositor or any of its Affiliates ("Party X") under any transaction with the other party hereto or any of such other party's Affiliates (such other party or any of its Affiliates, a "Non-Defaulting Party"), each Non-Defaulting Party may, to the extent permitted by law without prior notice to Party X: (a) liquidate any transaction between Party X and any Non-Defaulting Party (which liquidation may include the conversion of amounts denominated in multiple currencies into a single currency if deemed necessary or desirable by the


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Non-Defaulting Party), (b) reduce any amounts due and owing to Party X under any transaction between Party X and any Non-Defaulting Party by setting off against such amounts any amounts due and owing to a Non-Defaulting Party by Party X or any of Party X's Affiliates, and (c) treat all security for, and all amounts due and owing to Party X under, any transaction between Party X and any Non-Defaulting Party as security for all transactions between Party X or any of Party X's Affiliates and any Non-Defaulting Party; provided, however, that the exercise of the remedies described in clauses (a), (b) and
(c) above (or in any other similar provision in any agreement between the parties) shall be deemed to occur immediately subsequent to, but independent of, the exercise of any netting, liquidation, set-off or other similar provision contained in any master agreement between the parties; provided further that each provision and agreement hereof shall be treated as independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8. Transfer.

(a) The Depositor may not sell, assign, transfer, pledge, hypothecate or otherwise dispose of (other than an involuntary disposition occurring from operation of law) any of its rights or obligations hereunder or with respect to any Deposit hereunder except with the prior written consent of the Bank, and any such sale, assignment, transfer, pledge, hypothecation or other disposition may only be effected by the recordation thereof on the books and records of the Bank. The Depositor shall pay or reimburse the Bank for paying any taxes and governmental charges payable in connection with any such sale, assignment, transfer, pledge, hypothecation or other disposition.

(b) This Agreement shall be binding upon the Bank and the Depositor and their respective successors and permitted assigns.

SECTION 9. Amendment, Etc. This Agreement may not be amended, waived or otherwise modified except by an instrument in writing signed by the party against whom the amendment, waiver or other modification is sought to be enforced.

SECTION 10. Miscellaneous.

(a) Duration and Termination. The Bank or the Depositor may terminate this Agreement at any time by written notice to the counterparty at least two Business Days before the date on which termination is to be effective; provided that for Deposits still outstanding, this Agreement shall continue to be effective until their respective payments as provided herein.

(b) GOVERNING LAW. THIS AGREEMENT AND EACH DEPOSIT (INCLUDING WITHOUT LIMITATION, THE INTERPRETATION OF THE TERMS OF THE RIGHTS, DUTIES AND OBLIGATIONS OF THE BANK UNDER THIS AGREEMENT AND EACH DEPOSIT ISSUED HEREUNDER AND THE CALCULATION OF THE REPAYMENT AMOUNT REFERRED TO THEREIN) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS


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(c) JURISDICTION AND SUBMISSION. THE BANK AND THE DEPOSITOR EACH HEREBY
IRREVOCABLY: (I) SUBMITS TO THE JURISDICTION OF THE COURTS OF COMPETENT JURISDICTION SITTING IN NEW YORK CITY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING HERETO; (II) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; AND (III) WAIVES ANY RIGHTS TO DEMAND TRIAL BY JURY.

(d) Notices. Unless otherwise expressly provided herein, any notice or other communication hereunder from the Depositor to the Bank shall be in writing and shall be deemed to be given and effective upon delivery thereof. All notices and other communications under this Agreement shall be in writing and addressed as follows:
If to the Bank:                         If to the Depositor:

Citibank, N.A                           Panamerican Beverages Inc.
390 Greenwich Street                    Torre Dresdner Bank, 7th
Floor 4th Floor                         Panama City, Panama
New York, NY 10013

Attn.                                   Attn. Chief Financial Officer
Valentina Antill                        Phone: (507) 223-8723
Emerging Markets Derivatives            Fax: (507) 223-8308
And Structured Products
Phone: (212) 723-6059
Fax: (212) 723-8649

or in such other manner or to such other address as may from time to time be designated by the intended recipient by written notice to the other party.

Without limiting the foregoing requirement that any notice or other communication hereunder from the Depositor to the Bank shall be in writing, the Bank may rely, and shall be fully protected in acting or refraining from acting, upon any oral notice or other communication given by any individual that the Bank reasonably believes in good faith to be the Depositor or a person or entity authorized to give such notice or other communication on behalf of the Depositor.

On or prior to the execution of this Agreement, the Depositor has delivered to the Bank specimen signatures of the representatives of the Depositor who are authorized to give notices and instructions with respect to this Agreement. The Bank may conclusively rely on such certificate until the Bank receives written notice from the Depositor to the contrary.

(e) Entire Agreement. This Agreement sets forth all of the promises, covenants, agreements, conditions and understandings between the Bank and the Depositor with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and undertakings, inducements or conditions, express or implied, oral or written.


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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date and year first above written.


Citibank, N.A.                          Panamerican Beverages, Inc.

By:                                          By:
   -----------------------                       -------------------------
    Name: Valentina Antill                       Name:
    Title: Vice President                        Title:
    Date:                                        Date: